MERCURY U.S. SMALL CAP GROWTH FUND
                     Supplement dated March 3, 2003, to the
                       Prospectus dated September 13, 2002

         Effective May 5, 2003, the name of the Fund will be changed to Merrill Lynch Small Cap Growth Fund. You will continue to hold the same class of shares as you currently hold, and all sales charges and 12b-1 fees applicable to each class will remain the same, including any applicable contingent deferred sales charges.

         Shareholders of the Fund will continue to enjoy exchange privileges with other Mercury mutual funds until May 2, 2003. Beginning May 5, 2003, shareholders will enjoy exchange privileges with Merrill Lynch mutual funds. The minimum initial investment for the Fund will continue to be $100 for retirement plans and $1,000 for all other accounts; however, beginning May 5, 2003, for certain Merrill Lynch fee-based programs, the minimum initial investment will be $250. In addition, beginning May 5, 2003, the minimum investment for additional purchases will be generally $50 except that retirement plans will have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums.

         In addition to the sales charge waivers/reductions described on pages 19-21 of the Prospectus, beginning May 5, 2003, other waivers or reductions may apply in connection with Merrill Lynch BlueprintSM Program participants and TMASM Managed Trusts.

         If you have any questions regarding your Fund shares, please contact your financial adviser or other financial intermediary. If your shares are held directly at the Fund's transfer agent, you can obtain information by calling 1-800-MER-FUND.


Code# MF-19072-0203SUP

                       MERCURY U.S. SMALL CAP GROWTH FUND
                     Supplement dated March 3, 2003, to the
          Statement of Additional Information dated September 13, 2002

         Effective May 5, 2003, the name of the Fund will be changed to Merrill Lynch Small Cap Growth Fund. You will continue to hold the same class of shares as you currently hold, and all sales charges and 12b-1 fees applicable to each class will remain the same, including any applicable contingent deferred sales charges.

        Shareholders of the Fund will continue to enjoy exchange privileges with other Mercury mutual funds until May 2, 2003. Beginning May 5, 2003, shareholders will enjoy exchange privileges with Merrill Lynch mutual funds. The minimum initial investment for the Fund will continue to be $100 for retirement plans and $1,000 for all other accounts; however, beginning May 5, 2003, for certain Merrill Lynch fee-based programs, the minimum initial investment will be $250. In addition, beginning May 5, 2003, the minimum investment for additional purchases will be generally $50 except that retirement plans will have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums.

         If you have any questions regarding your Fund shares, please contact your financial adviser or other financial intermediary. If your shares are held directly at the Fund's transfer agent, you can obtain information by calling 1-800-MER-FUND.

         In addition to the changes described above, the Statement of Additional Information is supplemented as follows:

On page 28, the first paragraph under "Eligible Class I Investors" is replaced with the following:

         ELIGIBLE CLASS I INVESTORS. Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who currently own Class I shares in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class I shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, certain collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of FAM and Affiliates-Advised Funds. Certain persons who acquired shares of certain FAM and

Affiliates-Advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class I shares of the Fund if certain conditions are met. In addition, Class I shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of certain FAM and Affiliates-Advised continuously offered closed-end funds who wish to reinvest the net proceeds sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See "Closed-End Fund Reinvestment Options."

On page 28, the following paragraphs are added under "Reduced Initial Sales Charges"

         MERRILL LYNCH BLUEPRINTSM PROGRAM. Class A shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class I shares of the Fund may purchase additional Class I shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group Investment Retirement Accounts (each, an "IRA") and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class I or Class A shares of the Fund through Blueprint will acquire the Class I or Class A shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class I or Class A shares of the Fund are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their Class I or Class A shares through Blueprint. Services, including the exchange privilege, available to Class I and Class A investors through Blueprint, however, may differ from those available to other investors in Class I or Class A shares.

         Class I and Class A shares are offered at net asset value with a waiver of the front end sales charge to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

         Orders for purchases and redemptions of Class I or Class A shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

         TMASM MANAGED TRUSTS. Class I shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

         PURCHASE PRIVILEGES OF CERTAIN PERSONS. Directors of the Corporation, members of the Boards of other MLIM/FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and Directors or trustees wishing to purchase shares of the Fund must satisfy each Fund's suitability standards.

         Class A shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class A shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

         Class A shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class A shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class A shares must be made within 90 days after such notice.

         Class A shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class A shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class A shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

On page 32, the last two paragraphs under "Contingent Deferred Sales Charge--Class B Shares" are replaced with the following:

         The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch BlueprintSM Program. The CDSC may be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at time of redemption in an Employee AccessSM Account available through employers providing eligible 401(k) Plans. The Class B CDSC also may be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLIM Private Investors and held in such account at the time of redemption. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See "Shareholder Services -- Fee-Based Programs" and "-- Systematic Withdrawal Plan."

On page 32, the following paragraph is added under "Contingent Deferred Sales Charge--Class B Shares":

         MERRILL LYNCH BLUEPRINTSM PROGRAM. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CSDC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

The following paragraphs are added before "Distribution Plans" on page 33:

Closed-End Fund Reinvestment Options

         Class I shares of the Fund ("Eligible Class I Shares") are offered at net asset value to holders of the common stock of certain closed-end funds advised by the Investment Adviser or

MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class I Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class I shares (if eligible to buy Class I shares) or Class A shares of the Fund ("Eligible Class A Shares") at net asset value if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class I or Eligible Class A Shares. Second, the closed-end fund shares must either have been acquired in that fund's initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option. Subject to the conditions set forth below, shares of the Fund are offered at net asset value to holders of the common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class I shares of the Fund, shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund.

         In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor have held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

On page 43, the following paragraph replaces the paragraph under "Automatic Investment Plan"

Automatic Investment Plan

         A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class B, Class C or Class A shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. Under the Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automatic clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a CMA(R) Account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 or more for retirement accounts) through CMA(R) Automated Investment Program.

On page 43, the following paragraph is added under "Systematic Withdrawal Plan"

         Alternatively, a shareholder whose shares are held within a CMA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

On page 44, the following paragraphs replace the paragraph under "Retirement and Education Savings Plans"

Retirement and Education Savings Plans

         Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Merrill Lynch may charge an initial establishment fee and an annual fee for each account. Information with respect to these plans is available on request from Merrill Lynch.

         Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and in the case of Roth IRA plans and education savings plans may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

On page 44, the paragraphs under "Exchange Privilege" are replaced with the following:

Exchange Privilege

         U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class I, Class A, Class B and Class C shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

         EXCHANGE OF CLASS I AND CLASS A SHARES. Class I shareholders may exchange Class I shares of the Fund for Class I shares of the second Select Pricing Fund if the shareholder holds any Class I shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class I shares of the second fund. If the Class I shareholder wants to exchange Class I shares for shares of a second fund, but does not hold Class I shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as result of the exchange. Class A shares also may be exchanged for Class I shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class I shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class I shares of the second fund. Class A shares are exchangeable with shares of the same class of other Select Pricing Funds.

         Exchanges of Class I or Class A shares outstanding ("outstanding Class I or Class A shares") for Class I or Class A shares of other Select Pricing Funds, or for Class I shares of Summit ("new Class I or Class A shares"), are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

         EXCHANGES OF CLASS B AND CLASS C SHARES. Certain Select Pricing Funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of a fund acquired through use of the exchange privilege will be subject to such Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Small Cap Value Fund, Inc. ("Small Cap Value Fund") after having held the Fund's Class B shares for two-and-a-half years. The 3.0% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of the Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half year holding period of the Fund's Class B shares to the four year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than six years.

         EXCHANGES FOR SHARES OF A MONEY MARKET FUND. Class I and Class A shares are exchangeable for Class I shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class I shares of Summit have an exchange privilege back into Class I or Class A shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Advisor for further information.

         Prior to October 12, 1998, exchanges from Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirements for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of the Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

         EXCHANGES BY PARTICIPANTS IN THE MFA PROGRAM. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class A shares that have been held for at least one year for Class I shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class I shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class I shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class I and Class A shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA Program of Class I or Class A shares of a Select Pricing Fund for Class I or Class A shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

         EXERCISE OF THE EXCHANGE PRIVILEGE. To exercise the exchange privilege, shareholders should contact his or her Merrill Lynch Financial Advisor, who will advise the Fund of the exchange. Shareholders of the Fund and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

         Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the account holder is deceased, the request is by an individual other than the account holder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

         This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Code# 19073-0203SUP